As filed with the Securities and Exchange Commission on December 22, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008 – October 31, 2009

ITEM 1.

REPORT TO STOCKHOLDERS.

KING

FOUNTAINHEAD SPECIAL VALUE FUND

Annual Report

October 31, 2009

Table of Contents

A Message to Our Shareholders	1

Performance Chart and Analysis	6

Schedule of Investments	7

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	18

Additional Information (Unaudited)	19

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2009

For the fiscal year ended 10/31/2009, the Fountainhead Special Value Fund (the “Fund”) (KINGX) returned 16.58%, outperforming its benchmark index, the Russell 2500 Index, which returned 13.26%. For the period ended 10/31/2009, the Fund’s 1-year, 5-year, 10-year and since inception (12/31/96) average annual returns were 16.58%, -2.85%, -1.74% and 5.30%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 868-9535. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.17%. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.75% through February 28, 2010. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time. Shares held less than 180 days will be subject to a 1.00% redemption fee.

The last fiscal year was marked by extreme volatility highlighted by the collapse in the equity markets, sparked by the implosion of Lehman Brothers in September 2008, followed by the subsequent upturn in the markets which began in March 2009, as investors began to realize that a disastrous financial breakdown was less likely. The Fund held up relatively well during the downturn as we had decided to lighten up on our financial holdings substantially in 2007. Much of our outperformance was also attributable to our emphasis on companies with strong balance sheets which did not need to access the capital markets to raise funds. Overall, companies with these characteristics held up substantially better throughout the downturn than those with overly leveraged balance sheets. Since March, however, the opposite has occurred, as highly leveraged, high beta stocks have led the rally. Because most of our holdings have higher quality balance sheets, we have lagged the rally since the low of March 9, 2009.

Over the past twelve months, several homeruns came from the information technology sector. Expedia, Inc. (EXPE) rose 138% over the time period that we owned it. Research in Motion Limited (RIMM) rose 64% over the time period that it was held. Both of these are examples of stocks that were purchased in late 2008 as panicked investors dumped stocks with strong franchises and solid balance sheets. EXPE and RIMM recovered very nicely by the late spring and we took our gains, eliminating our positions in these stocks. Broadridge Financial Solutions, Inc. (BR) and Fidelity National Information Services, Inc. (FIS) also performed well, rising 52% and 44% respectively over the past fiscal year.

Success was also found in other industries. Select financial holdings performed very well: Protective Life Corporation (PL) soared 76% and CastlePoint Holdings, Ltd. (CPHL) +49%. Significant gains were also found in the healthcare sector: Waters Corporation (WAT) +81%, Express Scripts, Inc. (ESRX) +68%, and Charles River Laboratories International, Inc. (CRL) +39%. Lastly, some special situations, such as Kansas City Southern (KSU), also performed quite nicely, +49%.

On the other hand, performance over the twelve-month period was hindered by some of the Fund’s insurance holdings. Genworth Financial, Inc. (GNW), Lincoln National Corporation (LNC), and Hartford Financial Services Group Inc. (HIG) all declined 50% or more and were sold. These holdings were adversely affected by the credit crunch precipitated by the deterioration in the housing market. Several healthcare stocks were also down over the twelve-month period, such as Cephalon, Inc. (CEPH), Wright Medical Group, Inc. (WMGI), Pharmaceutical Product Development, Inc. (PPDI), and Genzyme Corporation (GENZ). PPDI was sold as we believed there was not a catalyst present over the near-term to unlock value in the shares. We continue to hold positions in CEPH, WMGI, and GENZ as we believe

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2009

these stocks possess solid fundamentals, are trading at attractive valuations, and may recover nicely over the next year as catalysts materialize to unlock value. In fact, since 10/31/2009, both CEPH and WMGI have been performing nicely.

Many concerns still weigh on the minds of investors. The declining U.S. dollar, the growing deficit, fiscal recklessness on the part of national and state politicians, an overleveraged consumer, weakening commercial real estate, the threat of potential inflation, and continued geopolitical tensions are just a few of the clouds overhanging the markets. Nevertheless, we believe there are reasons to be cautiously optimistic about equity prices. The phrase, “cash is king,” is frequently used to reference cash being the best investment over a specific timeframe. Well, cash is king right now, but not in the traditional sense. Cash as in “free cash flow” is king. As corporate profits rebound so does cash. U.S. companies are piling up cash like never before, setting the stage for significant merger and acquisition (M&A) activity. As the economy emerges from recession, cash flow may rise from the $1.5 trillion reported by the Commerce Department for the year ending June 2009. Cash flow reached a record in the past twelve months following the largest wave of layoffs since WWII and central bank interest rates near 0%. In 2010, cash relative to share prices is expected to reach the highest level it has been in at least two decades as compared to yields on corporate bonds. In fact, the gap between the free cash flow yield and the corporate bond yield, a key driver of M&A activity, is the widest it has ever been according to data that dates back to the early 1990s (Global Equity Strategy, September 11, 2009). Of course, this is helped by the fact that investment grade bond yields are close to 30-year lows and U.S. corporate leverage is below trend levels.

If we were to expand on the phrase, “cash is king,” then “credit is queen.” Another driver for M&A activity is easier and cheaper access to credit. Corporate bond spreads have narrowed significantly and are now below the levels which existed before the collapse of Lehman Brothers. Investors are more confident about loaning money to corporate America and are demanding less in return relative to comparable U.S. Treasuries. Given this more accommodating credit environment, corporation debt issuance is rebounding sharply. Through mid-September, corporations have issued almost $900 billion in gross debt since the beginning of the year, surpassing the total 2008 debt issuance of $800 billion. Debt issuance for 2009 is on track to reach the 2007 $1.1 trillion record. Global M&A activity has been in a depression, down 35% through September 30, 2009, as compared with 2008 and down 62% versus 2007 (Global Equity Strategy, September 11, 2009). U.S. cash-financed M&A activity is below trend levels and very close to its ten-year low. Typically, M&A activity lags the business cycle. In the last upturn, M&A activity troughed eight months after the Institute for Supply Management new orders report and averaged slightly more than a year over the last two cycles. This suggests M&A activity should start picking up from these depressed levels. Again, corporate optimism plays a role in the willingness of corporations to spend, and a rising market, such as we have seen since March, helps to fuel the momentum for M&A activity.

So who will be merging with whom? From a global perspective, U.S. companies appear to be in the better position to be bidders. Continental European companies are more indebted than their global and U.S. counterparts, and the European gap between free cash flow yields and corporate bond yields is not at an all-time high as it is in the U.S. Similar to U.S. companies, corporations in the U.K. are not as leveraged as those in Continental Europe. They have a higher gap between free cash flow yields and corporate bond yields, and cash is at record levels. We are beginning to see evidence of this expected

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2009

M&A activity with recent announcements from Xerox buying Affiliated Computer Services in a $6.4 billion deal, Abbott Laboratories seeking to buy the drug unit of Belgian conglomerate, Solvay, for $6.6 billion in cash, and Kraft making an unsolicited bid for Cadbury. In addition to these actions, Disney agreed to buy Marvel, and eBay is moving forward with its plans to sell its Skype unit. Closer to home, Dell Computer is acquiring Perot Systems for $3.9 billion in an all-cash deal, and Baker Hughes is acquiring BJ Services for $5.5 billion. In the first three weeks of September alone, U.S. companies announced 256 deals worth $33 billion, 42% below the same month of 2008 but rising rapidly. This resurgence in M&A activity reflects an improvement in investor psychology, is a good sign for the market, and represents a vote of confidence for the economy. As investors expect a near-term correction following the explosive six-month rally in the stock market, a resurgence in M&A could give the market renewed upward momentum. Companies have been hoarding cash, but they are beginning to invest for the future in order to better compete in their respective industries. The key will be value, with acquirers trying to find companies whose shares have not recovered significantly from their bear market lows.

Peter J. Tanous, president of Lynx Investment Advisory in Washington, D.C., sums up the current M&A environment:

This is an extraordinary opportunity for combinations of businesses at prices that make sense. There was a period of time when acquisitions were based on exuberance, but the numbers didn’t quite work. The numbers work better now. I think we’re going to see a lot more M&A activity, and this time it’s going to be a lot better thought-out and more sensible.

Peter Cardillo, chief economist at Avalon Partners in New York, opined:

Companies are looking forward and beginning to pull in some of their missing links. The more consolidation and more mergers we see suggests that corporate America is certainly more enthused about the global economic rebound as opposed to consumers.

The best candidates for being on either side of the M&A equation are companies with strong assets, particularly strong free cash flow, and low debt levels. This bumpy road to economic recovery is the perfect backdrop for the cream to rise to the top. “Survival of the fittest” could not be more apparent in corporate America than today. Those companies with healthy balance sheets that have easy access to credit, or better yet, which have plenty of cash will outshine corporations heavily laden with debt.

The approach to finding good merger/acquisition candidates falls right in line with one prong of our Business Valuation Approach (BVA) that we regularly use for equity investing. Our investment approach has always focused on companies with strong balance sheets and healthy free cash flow, which trade in the public market at significant discounts to our appraisal of their private-market values (PMV). We define PMV as the value an informed third party would pay to purchase all of the assets of a given company. We calculate PMV by scrutinizing the balance sheet, as well as the company’s cash flows. It intrigues us if a company trades at a minimum of a 50% discount to its PMV; we would consider the stock as a possible buy. KING has benefited from M&A activity over the years because of this emphasis on buying stocks trading at a steep discount to their PMV; a company with solid fundamentals and strong cash flows, trading at 50 cents on the dollar, usually does not stay unrecognized for long.

What is compelling about the record of M&A activity is how it validates our selection process of purchasing companies that are trading at a 50% discount to their private-market values. Since 1995 the

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2009

average gain over our holding period with announced acquisitions has been 91%, solid evidence that our methodology is sound and our PMV calculations are accurate.

The key variable of our PMV approach lies in our ability to focus on inefficiently valued companies that possess high, and somewhat predictable cash flows combined with high barriers to entry and solid, niche franchises. Another key variable is the presence of a catalyst to unlock shareholder value. A catalyst may take many forms such as industry consolidation, a major share repurchase, a sale or spin-off of a division, a change in management, or a major new product launch. In addition, since we manage focused portfolios (on average, 30 to 35 stocks), one or two acquisitions per year can have a significant impact on long-term returns. Over the past 15 years, we have benefited from an average of three transactions a year (i.e., approximately 8.5% to 10% of the portfolio has benefited from acquisition activity).

Industry consolidation is a theme which we believe will accelerate into 2010. Many large-cap companies, especially outside of the financial industry, are flush with cash, yet are facing declining revenues in the near future. Specific examples today include large-cap pharmaceuticals and medical device companies, many consumer goods companies, and many large-cap tech companies. Cash may not be held in the coffers of industry giants for long, especially with small- and mid-cap valuations just off their historical lows.

Within the Fund, we currently own many healthcare companies selling at prices well below their PMVs. Collectively, these are companies with high margins, unique franchises, and strong pipelines, which possess the ability to generate solid cash flows as well as strong earnings growth. Due to the proposed healthcare reform initiatives, we believe that many large-cap companies will see their margins squeezed. They will attempt to seek earnings relief by buying companies that are focused on growth areas such as cancer research, or those focused on smaller, unique niches in healthcare which are better insulated from pricing pressures. As a result, a wave of M&A activity may emerge.

Historically, KING has had success in discovering value in the healthcare, financial, technology, and consumer staples industries. While we do not depend on mergers to generate positive long-term returns, the ability to benefit from consolidation activity is a by-product of our research process and has certainly benefited our clients over the long run. Our ability to identify undervalued companies with steady cash flows, coupled with a catalyst to unlock value, is the key to our success.

We thank you for your continued support, and we are grateful for the privilege of serving you.

With warm regards,

Sincerely,

Roger E. King, CFA	Leah R. Bennett, CFA
Chairman and President	Managing Director
King Investment Advisors, Inc.	King Investment Advisors, Inc.

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2009

The views in this report were those of the Fund managers as of October 31, 2009, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

There can be no guarantee of success with any technique, strategy, or investment. All investing involves risk, including the loss of principal. The Fund’s investments in small- and medium-sized companies involve greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. In addition, the Fund’s portfolio may be overweight in an industry sector in which any negative development affecting that sector will have a greater impact on the Fund’s performance.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe. It includes approximately 2,500 of the smallest securities in the Russell 3000® Index based on a combination of their market cap and current index membership. One cannot invest directly in an index.

Free cash flow yield is an overall return evaluation ratio of a stock, which standardized the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price. Beta is the measure of an asset’s volatility relative to it’s benchmark.

FOUNTAINHEAD SPECIAL VALUE FUND

PERFORMANCE CHART AND ANALYSIS

OCTOBER 31, 2009

Average Annual Total Return		
	One-Year	Five-Year	Ten-Year
Fountainhead Special Value Fund	16.58%	(2.85)%	(1.74)%
Russell 2500 Index	13.26%	1.60%	5.42%

30,000
25,000
20,000
15,000
10,000
5,000
0
10/31/99
10/31/00
10/31/01
10/31/02
10/31/03
10/31/04
10/31/05
10/31/06
10/31/07
10/31/08
10/31/09
Fountainhead Special Value Fund
Russell 2500 Index

The above chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Special Value Fund (the "Fund"), compared with broad-based securities market index, over the past 10 fiscal years. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe. It includes approximately 2,500 of the smallest securities in the Russell 3000® Index based on a combination of their market cap and current index membership. One cannot invest directly in an index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 868-9535. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.17%. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses through February 28, 2010, to limit Total Annual Operating Expenses to 1.75%. During the period certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Prior to September 17, 2001, the Fund was a series of AmeriPrime Funds (another mutual fund). The AmeriPrime series maintained substantially similar investment objectives and investment policies to that of the Fund. AmeriPrime series was managed by the Adviser. The Fund’s performance for the periods before September 17, 2001, is that of the AmeriPrime series and reflects the expenses of the AmeriPrime series. The estimated net expenses of the AmeriPrime were equal to or less than the net expenses of the Fund.

FOUNTAINHEAD SPECIAL VALUE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2009

Shares	Security Description	Value	Shares	Security Description	Value

Common Stock - 96.3%

Basic Materials - 3.6%			Insurance Carriers - 6.8%
4,200	Monsanto Company	$282,156	8,700	Protective Life Corporation	$167,475
			14,800	Tower Group, Inc.	363,784
Biotechnology – 7.7%					531,259
9,600	Charles River Laboratories International, Inc. (a)	350,592	Medical Products - 17.2%
10,200	Myriad Genetics, Inc. (a)	247,656	22,900	Hologic, Inc. (a)	338,462
		598,248	8,800	Varian Medical Systems, Inc. (a)	360,624
			3,800	Waters Corporation (a)	218,234
Consumer Discretionary - 2.5%			26,300	Wright Medical Group, Inc. (a)	427,375
11,300	Burger King Holdings, Inc.	193,908			1,344,695

Consumer Staples - 2.7%			Technology - 11.1%
6,000	CVS Caremark Corporation	211,800	20,667	BancTec, Inc. (a)(b)(c)	103,335
			15,000	Broadridge Financial Solutions, Inc.	312,150
Drugs/Pharmaceutical Preparations - 20.4%			12,400	Fidelity National Information
8,800	Cephalon, Inc. (a)	480,304		Services, Inc.	269,824
13,500	Endo Pharmaceuticals Holdings, Inc. (a)	302,400	14,100	Nuance Communications, Inc. (a)	184,851
11,500	Forest Laboratories, Inc. (a)	318,205			870,160
3,600	Genzyme Corporation (a)	182,160
19,400	Mylan Inc. (a)	315,056	Telecommunications – 8.4%
		1,598,125	14,400	NII Holdings, Inc. (a)	387,792
			9,000	Telephone and Data Systems, Inc.	266,580
Energy - 4.2%					654,372
4,000	Contango Oil & Gas Company (a)	190,600
13,500	SandRidge Energy, Inc. (a)	138,105	Total Common Stock
		328,705	(Cost $7,527,297)		7,529,416

Health Care Services - 9.4%			Total Investments in Securities - 96.3%
9,000	Almost Family, Inc. (a)	273,150	(Cost $7,527,297)*		$7,529,416
5,800	Express Scripts, Inc. (a)	463,536	Other Assets & Liabilities, Net - 3.7%		292,692
		736,686	NET ASSETS - 100.0%		$7,822,108

Industrials - 2.3%
7,400	Kansas City Southern (a)	179,302

———————

(a)

Non-income producing security.

(b)

Security exempt from registration under Rule 144A under the Securities Act of 1933.

(c)

Security fair valued in accordance with procedures adopted by the Board of Trustees.

*

Cost for Federal income tax purposes is $7,527,297 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,041,085
Gross Unrealized Depreciation	(1,038,966)
Net Unrealized Appreciation (Depreciation)	$2,119

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2009

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$7,426,081
Level 2 - Other Significant Observable Inputs	—
Level 3 - Significant Unobservable Inputs	103,335
Total Investments	$7,529,416

The Level 1 and Level 3 inputs displayed in this table are Common Stock.

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

Balance as of 10/31/08	$—
Transfers In	103,335
Balance as of 10/31/09	$103,335
Net Change in Unrealized Depreciation from Investments held as of 10/31/09**	$—

**

The unrealized depreciation is included in net change in unrealized appreciation of investments in the accompanying statement of operations.

Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Total Investments

Basic Materials	3.7%
Biotechnology	7.9%
Consumer Discretionary	2.6%
Consumer Staples	2.8%
Drugs/Pharmaceutical Preparations	21.2%
Energy	4.4%
Health Care Services	9.8%
Industrials	2.4%
Insurance Carriers	7.0%
Medical Products	17.9%
Technology	11.6%
Telecommunications	8.7%
100.0%

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

ASSETS
Total investments, at value (Cost $7,527,297)	$7,529,416
Cash	361,755

Receivables:
Fund shares sold	47
Dividends and interest	677
From investment adviser	5,000
Prepaid expenses	13,102

Total Assets	7,909,997

LIABILITIES
Payables:
Portfolio securities purchased	56,071
Accrued Liabilities:
Trustees' fees and expenses	4
Fund service fees	2,703
Compliance services fees	2,082
Other expenses	27,029

Total Liabilities	87,889

NET ASSETS	$7,822,108

COMPONENTS OF NET ASSETS
Paid-in capital	$10,566,324
Accumulated net realized loss on investments	(2,746,335)
Net unrealized appreciation on investments	2,119

NET ASSETS	$7,822,108

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $7,822,108 and 526,975 shares outstanding at $0.00 par value (unlimited shares authorized)	$14.84

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2009

INVESTMENT INCOME
Dividend income (net foreign withholding taxes of $38)	$37,457
Interest income	262
Total Investment Income	37,719

EXPENSES
Investment adviser fees	67,610
Fund service fees (Note 3)	140,879
Custodian fees	6,054
Legal fees	31,834
Audit fees	21,296
Trustees' fees and expenses	278
Compliance services fees	28,866
Registration fees	17,012
Reporting expenses	13,253
Miscellaneous expenses	10,759

Total Expenses	337,841
Fees waived and reimbursed	(212,532)

Net Expenses	125,309

NET INVESTMENT LOSS	(87,590)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(562,983)
Net change in unrealized appreciation on investments	1,784,154

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,221,171

INCREASE IN NET ASSETS FROM OPERATIONS	$1,133,581

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2009	Year Ended October 31, 2008

OPERATIONS
Net investment loss	$(87,590)	$(102,172)
Net realized loss on investments	(562,983)	(2,183,430)
Net change in unrealized appreciation (depreciation) on investments	1,784,154	(3,920,439)
Increase (Decrease) in Net Assets from Operations	1,133,581	(6,206,041)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains	—	(298,880)

CAPITAL SHARE TRANSACTIONS
Sale of shares	536,628	494,625
Reinvestment of distributions	—	277,355
Redemption of shares	(1,576,148)	(3,020,708)
Redemption fees	1	76
Decrease from Capital Share Transactions	(1,039,519)	(2,248,652)

Increase (Decrease) in Net Assets	94,062	(8,753,573)

NET ASSETS
Beginning of Year	7,728,046	16,481,619
End of Year	$7,822,108	$7,728,046

SHARE TRANSACTIONS
Sale of shares	41,309	28,652
Reinvestment of distributions	—	13,683
Redemption of shares	(121,432)	(165,448)
Decrease in Shares	(80,123)	(123,113)

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each year.

	Year Ended October 31,
	2009	2008	2007	2006	2005

NET ASSET VALUE, Beginning of Year	$12.73	$22.57	$22.35	$19.71	$17.52

INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.15)	(0.16)	(0.21)	(0.18)	0.03
Net realized and unrealized gain (loss) on investments	2.26	(9.27)	0.43	2.85	2.15

Total from Investment Operations	2.11	(9.43)	0.22	2.67	2.18

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—	(0.03)	—
Net realized gain on investments	—	(0.41)	—	—	—

Total Distributions to Shareholders	—	(0.41)	—	(0.03)	—

REDEMPTION FEE (a)	— (b)	— (b)	— (b)	— (b)	0.01

NET ASSET VALUE, End of Year	$14.84	$12.73	$22.57	$22.35	$19.71

TOTAL RETURN	16.58%	(42.45)%	0.98%	13.54%	12.50%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$7,822	$7,728	$16,482	$16,928	$16,645

Ratios to Average Net Assets:
Net expenses	1.67%	1.50%	1.50%	1.50%	1.50%
Gross expenses (c)	4.50%	3.18%	2.27%	2.25%	2.19%
Net investment income (loss)	(1.17)%	(0.88)%	(0.92)%	(0.83)%	0.13%

PORTFOLIO TURNOVER RATE	103%	139%	133%	95%	95%

———————

(a)

Calculated based on average shares outstanding during the period.

(b)

Amount rounds to less than $0.01 per share.

(c)

Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2009

NOTE 1. Organization

The Fountainhead Special Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”).  The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of October 31, 2009, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 31, 1996. The Fund seeks long-term capital growth through primarily investing in the common stocks of small and medium size companies. Small and medium size companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase.

NOTE 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2009

The aggregate value by input level, as of October 31, 2009, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of October 31, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended October 31, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2009

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – King Investment Advisors, Inc. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Distributor receives no compensation from the Fund for its distribution services.

Other Service Providers – Atlantic provides administration, fund accounting and transfer agency services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses. The fees are accrued daily by the Fund and are paid monthly based on the average net assets, transactions and positions for the previous month.

Atlantic also provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 stipend is paid to each Trustee that serves as Chairman of one or more Board committees. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2009

NOTE 4. Expense Reimbursements and Fees Waived

Prior to March 1, 2009, the Adviser had contractually agreed to waive its fees and reimburse Fund expenses to the extent that total annual fund operating expenses exceeded 1.50%. Effective March 1, 2009, the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2010, to limit annual operating expense to 1.75%. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended October 31, 2009, fees waived and reimbursed were as follows:

Investment Adviser Fees Waived	Expenses Reimbursed by Adviser	Other Waivers	Total Fees Waived and Expenses Reimbursed
$67,610	$36,824	$108,098	$212,532

NOTE 5. Security Transactions

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments for the year ended October 31, 2009, were $7,394,554 and $8,444,291, respectively.

NOTE 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2009	2008
Long-Term Capital Gain	—	$298,880

As of October 31, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	$(2,746,335)
Unrealized Appreciation	2,119
Total	$(2,744,216)

As of October 31, 2009, the Fund had capital loss carryforwards to offset future capital gains of $2,183,430 and $562,905, expiring in 2016 and 2017, respectively.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended October 31, 2009. The following reclassification was the result of net operating losses and partnership income and had no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$87,590
Undistributed Realized Gain (Loss)	78
Paid-in-Capital	$(87,668)

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2009

NOTE 7. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal years, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in a D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

NOTE 8. Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued the “FASB Accounting Standard CodificationTM and the Hierarchy of Generally Accepted Accounting Principles” (“Codification”). The FASB approved the Codification as the single source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission (“SEC”). All guidance contained in the Codification carries an equal level of authority. The Codification supersedes all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated the Codification and has determined that it did not have a significant impact on the reporting of the Fund’s financial statements.

NOTE 9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through December 17, 2009, and the Fund has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Fountainhead Special Value Fund

We have audited the accompanying statement of assets and liabilities of the Fountainhead Special Value Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of October 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended October 31, 2008 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report dated December 22, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fountainhead Special Value Fund as of October 31, 2009, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

December 17, 2009

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2009

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 868-9535 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 868-9535 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009, through October 31, 2009.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2009

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio

Actual	$1,000.00	$1,176.84	$9.60	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%

———————

*

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 868-9535.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002 – 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 – 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2009

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989

Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986 – 2003.

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008

President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care 2005 – 2006; Director, Fund Accounting, Citigroup 2003 – 2005; Director/Senior Manager/Manager, Accounting, Forum 1992 – 2003.

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003 – 2008; Senior Manager, Support and Fund Accounting, Forum 1994 – 2003.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since February 2009; Vice President, Citi Fund Services Ohio, Inc. 2007 – 2009; Associate Counsel, Investors Bank & Trust Company 2006 – 2007; employee of FDIC 2005 .
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003 – 2008; Manager, Forum 1993 – 2003.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003 – 2008; Manager, Forum 1995 – 2003.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005 – 2008; Manager, PNC 1997 – 2005.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006 – 2008; Money Market/Short Term Trader, Wellington Management 1996 – 2002.

1

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Atlantic, is a subsidiary of Forum Trust, LLC.

KING

King Investment Advisers, Inc.
c/o Atlantic Fund Administration, LLC
P.O. Box 588
Portland, ME 04112
(800) 868-9535

Transfer Agent
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, ME 04112

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

222-ANR-1009

ITEM 2.

CODE OF ETHICS.

(a)

As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer.

(c)

There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(d)

There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(e)

Not applicable.

(f) (1)

A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,950 in 2008 and $14,000 in 2009.

(b)

Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2008 and $0 in 2009.

(c)

Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $4,300 in 2008 and $3,000 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)

All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

(e) (1)

The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) 0%

(f)

Not applicable

(g)

The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $17,200 in 2008 and $12,000 in 2009. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h)

If the Registrant’s principal accountant provided non-audit services to the Registrant’s adviser or any Affiliate, and the services were not pre-approved as described in paragraph (e)(1) of this Item, the Audit Committee would consider whether the provision of such services was compatible with maintaining the independence of the Registrant’s principal accountant.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

SCHEDULE OF INVESTMENTS.

(a)

Included as part of report to shareholders under Item 1.

(b)

Not applicable.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11.

CONTROLS AND PROCEDURES

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1)

Code of Ethics (Exhibit filed herewith).

(a)(2)

Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant      Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date

12/18/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	12/18/09

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	12/18/09